UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

MORGAN STANLEY EASTERN EUROPE FUND, INC.

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

MORGAN STANLEY EMERGING MARKETS FUND, INC.

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

MORGAN STANLEY HIGH YIELD FUND, INC.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

THE MALAYSIA FUND, INC.

THE THAI FUND, INC.

THE TURKISH INVESTMENT FUND, INC.

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of each of the Funds listed above (each a “Fund” and collectively, the “Funds”) will be held on Tuesday, June 22, 2004, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020 at the following times:

Conference Room 1
Morgan Stanley Asia-Pacific Fund, Inc. (“APF”)	8:30 a.m.
The Thai Fund, Inc. (“TTF”)	8:50 a.m.
The Malaysia Fund, Inc. (“MF”)	9:10 a.m.
Morgan Stanley Global Opportunity Bond Fund, Inc. (“MGB”)	9:30 a.m.
Morgan Stanley Emerging Markets Debt Fund, Inc. (“MSD”)	9:50 a.m.
Conference Room 2
Morgan Stanley Emerging Markets Fund, Inc. (“MSF”)	8:30 a.m.
Morgan Stanley India Investment Fund, Inc. (“IIF”)	8:50 a.m.
Morgan Stanley Eastern Europe Fund, Inc. (“RNE”)	9:10 a.m.
The Turkish Investment Fund, Inc. (“TKF”)	9:30 a.m.
Morgan Stanley High Yield Fund, Inc. (“MSY”)	9:50 a.m.

The Meetings are being held for the following purposes:

1.	To elect Directors of the Funds.

2.	To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only stockholders of record of a particular Fund at the close of business on April 22, 2004, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

MARY E. MULLIN
Secretary

Dated: May 13, 2004

If you do not expect to attend the Meeting(s) for your Fund(s), please sign and promptly return the enclosed Proxy Card(s) in the enclosed self-addressed envelope or vote by telephone as indicated in each Fund’s Proxy Card. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing in your Proxy Card(s) or voting by telephone promptly.

MORGAN STANLEY ASIA-PACIFIC FUND, INC. (“APF”)

MORGAN STANLEY EASTERN EUROPE FUND, INC. (“RNE”)

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. (“MSD”)

MORGAN STANLEY EMERGING MARKETS FUND, INC. (“MSF”)

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC. (“MGB”)

MORGAN STANLEY HIGH YIELD FUND, INC. (“MSY”)

MORGAN STANLEY INDIA INVESTMENT FUND, INC. (“IIF”)

THE MALAYSIA FUND, INC. (“MF”)

THE THAI FUND, INC. (“TTF”)

THE TURKISH INVESTMENT FUND, INC. (“TKF”)

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

JOINT PROXY STATEMENT

This statement is furnished by the Board of Directors (each a “Board” and collectively, the “Boards”) of each of the Funds listed above (each a “Fund” and collectively, the “Funds”) in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of each Fund (each a “Meeting” and collectively, the “Meetings”) to be held on Tuesday, June 22, 2004, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter “MSIM” or the “Manager”), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about May 13, 2004. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund.

The Board has fixed the close of business on April 22, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:

APF	35,791,686 shares
RNE	3,606,711 shares
MSD	22,046,681 shares
MGB	4,192,126 shares
MSY	11,700,448 shares
TTF	13,275,089 shares
TKF	5,619,406 shares
MF	9,687,235 shares
MSF	17,971,735 shares
IIF	15,997,623 shares

The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $2,500, plus out-of-pocket expenses, per Fund, except for $35,000, $35,000 and $25,000 for MSF, IIF and MF, respectively.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2003 (October 31, 2003 for TKF) to any stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o JPMorgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-221-6726.

JPMorgan Investor Services Co. is an affiliate of the Funds’ administrator, JPMorgan Chase Bank (“JPMorgan Chase”), and provides administrative services to the Funds. The business address of JPMorgan Chase and JPMorgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108-2798.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to potentially avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If the proposed election of Directors is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Fund’s Proxy Card.

The Board of Directors of each Fund unanimously recommends that you vote “FOR” the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Annual Meetings.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meetings, stockholders will be asked to consider the election of Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the stockholders, for the election of:

(i) Wayne E. Hedien, James F. Higgins and Dr. Manuel H. Johnson as Class III Directors for a term expiring in 2007, for all Funds except for IIF; and

(ii) Fergus Reid and Ronald E. Robison as Class I Directors for a term expiring in 2007 and Hazareesing Ravindranath Santosh Kumar as a Class II Director for a term expiring in 2005 for IIF.

Pursuant to each Fund’s By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to all Funds other than IIF, Class I currently consists of Joseph J. Kearns, Michael Nugent and Fergus Reid. Class II currently consists of Michael Bozic, Charles A. Fiumefreddo and Edwin J. Garn. Class III currently consists of Wayne E. Hedien, James F. Higgins and Dr. Manuel H. Johnson. Only the Directors in Class III are being considered for election at this Meeting with respect to all Funds other than IIF. With respect to IIF, Class I currently consists of Fergus Reid and Ronald E. Robison. Class II currently consists of Gaetan Bouic and Hazareesing Ravindranath Santosh Kumar. Class III currently consists of Joseph J. Kearns and Marie Joseph Raymond La Musse. Only the Directors currently in Class I and Hazareesing Ravindranath Santosh Kumar in Class II are being considered for election at this Meeting with respect to IIF.

Pursuant to each Fund’s By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation or (iv) his removal as provided by statute or the Articles of Incorporation. Each officer of the Funds will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Directors of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee provides assistance to the full Board of Directors with respect to the engagement of independent accountants and the qualifications, independence and performance of the independent accountants. The Audit Committee also, among other things, reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund’s financial operations. Each Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Appendix A. The Audit Committees of the Funds met three times during the fiscal year ended December 31, 2003 (October 31, 2003 for TKF).

The members of the Audit Committee of each Fund other than IIF are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. The members of IIF’s Audit Committee are currently Gaetan Bouic, Joseph J. Kearns, Hazareesing Ravindranath Santosh Kumar, Marie Joseph Raymond La Musse and Fergus Reid. None of the members of the Funds’ Audit Committees is an “interested person,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of any of the Funds (with such disinterested Directors being “Independent Directors” or individually, “Independent Director”). Each Independent Director is also “independent” from each Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The current Chairman of the Audit Committee of all of the Funds other than IIF is Dr. Manuel H. Johnson. The current Chairman of the Audit Committee of IIF is Joseph J. Kearns.

The Board of Directors of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises each Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to each Fund’s Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund, which is attached hereto as Appendix B. The members of the Governance Committee of each Fund other than IIF are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The members of IIF’s Governance Committee are currently Gaetan Bouic, Joseph J. Kearns, Marie Joseph Raymond La Musse and Fergus Reid, each of whom is an Independent Director. The current Chairman of each Governance Committee is Fergus Reid. No Fund’s Governance Committee met during the fiscal year ended December 31, 2003 (October 31, 2003 for TKF).

None of the Funds has a separate nominating committee. While each Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid, for all Funds other than IIF and Gaetan Bouic, Joseph J. Kearns, Hazareesing Ravindranath Santosh Kumar, Marie Joseph Raymond La Musse and Fergus Reid for IIF) participates in the election and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund’s Governance Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below.

There were eleven meetings of the Board of Directors of each Fund (other than IIF and TKF) held during the fiscal year ended December 31, 2003. The Board of Directors of TKF met nine times during the fiscal year ended October 30, 2003. The Board of Directors of IIF met four times during the fiscal year ended December 31, 2003. The Independent Directors of each of the Funds (other than IIF) also met twice during that time, in addition to the meetings of the full Boards. For the 2003 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for each Fund’s last annual stockholder meeting, no Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to each Fund’s Board of Directors. Stockholders should send communications intended for each Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director below. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management’s discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Certain information regarding the Directors of the Funds and nominees for election as Directors is set forth below:

Name, Address, and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Interested Directors
Charles A. Fiumefreddo* c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 (71)	Class II Director and Chairman of the Board of each of the Funds (except IIF)	Since 2003	Chairman and Director or Trustee of the funds advised by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”) (since July 1991) and various U.S. registered investment companies managed by MSIM (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	208	None.

James F. Higgins*† c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 (56)	Class III Director of each of the Funds (except IIF)	Since 2003	Director or Trustee of the Retail Funds (since June 2000) and various U.S. registered investment companies managed by MSIM (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	208	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

Name, Address, and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Interested Directors
Ronald E. Robison*† 1221 Avenue of the Americas New York, New York 10020 (65)	Class I Director of IIF only	Since 2001	Principal Executive Officer—Office of the Funds (since November 2003); Managing Director of Morgan Stanley & Co. Incorporated, Morgan Stanley and MSIM; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Managing Director and Director of Morgan Stanley Distributors Inc.; Executive Vice President and Principal Executive Officer of the Retail Funds (since April 2003) and various U.S. registered investment companies managed by MSIM (since July 2003); previously President and Director of various U.S. registered investment companies managed by MSIM (March 2001 – July 2003) and Chief Global Operations Officer.	1	None.

†	Nominee for election as a Director of one or more Funds at the Meetings. Mr. Robison is a nominee for Director of IIF only.
*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Purcell is Chairman and Chief Executive Officer of Morgan Stanley, of which the Manager is a subsidiary. Mr. Fiumefreedo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Manager. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Manager is a subsidiary.
**	Each class of Directors has a term of office of three years.

Name, Address, and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors

Gaetan Bouic Coast Road Poste Lafayette, Mauritius (67)	Class II Director of IIF only	Since 2001	Chairman and Director of Executive Services Limited; formerly Finance Director of UBP Limited Group (building materials); Chairman of the Listing Committee of the Stock Exchange of Mauritius; Chairman of Mauritius Venture Capital Fund Ltd.; President of the Joint Economic Council and Chairman of the Stock Exchange of Mauritius.	1	None.

Michael Bozic c/o Kramer Levin Naftalis & Frankel LLP 919 Third Avenue New York, NY 10022 (63)	Class II Director of each of the Funds (except IIF)	Since 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and various U.S. registered investment companies managed by MSIM (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995), variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	208	Director of Weirton Steel Corporation.

Edwin J. Garn c/o Summit Ventures LLC 1 Utah Center 201 S. Main Street Salt Lake City, UT 84111 (71)	Class II Director of each of the Funds (except IIF)	Since 2003	Director or Trustee of the Retail Funds (since January 1993) and various U.S. registered investment companies managed by MSIM (since July 2003); formerly United States Senator (R-Utah) (1974-1992), Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	208	Member of the Utah Regional Advisory Board of Pacific Corp.; Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the boards of various civic and charitable organizations.

Name, Address, and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors

Wayne E. Hedien† c/o Kramer Levin Naftalis & Frankel LLP 919 Third Avenue New York, NY 10022 (69)	Class III Director of each of the Funds (except IIF)	Since 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and various U.S. registered investment companies managed by MSIM (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	208	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Dr. Manuel H. Johnson† c/o Johnson Smick International, Inc. 1133 Connecticut Avenue N.W. Washington, D.C. 20036 (55)	Class III Director of each of the Funds (except IIF)	Since 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds and various U.S. registered investment companies managed by MSIM (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	208	Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns PMB 754 23852 Pacific Coast Highway Malibu, California 90625 (61)	Class I Director of each of the Funds (except IIF) since 2001; Class III Director of IIF	Since 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and various U.S. registered investment companies managed by MSIM (since August 1994); previously Chairman of the Audit Committee (October 2001-July 2003); formerly Chief Financial Officer of The J. Paul Getty Trust.	209	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and UCLA Foundation.

Hazareesing Ravindranath Santosh Kumar† Morcellement St Andrews – Rose Hill, Mauritius (54)	Class II Director of IIF only	Since 2003	Self-employed Management Consultant.	1	None.

Marie Joseph Raymond La Musse Le Belvedere Rue La Hausse de la Louviere Floreal, Mauritius (69)	Class III Director of IIF only	Since 2001	Director of The India Media, Internet and Communications Fund Ltd., Southern Cross Hotel Ltd., Jean Vaulbert de Chantily Ltd. (consumer goods) and Grandville Ltée (property holding company); formerly Partner of LaMusse Sek Sum (accounting).	1	None.

Name, Address, and Age	Position Held with Funds	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors

Michael Nugent c/o Triumph Capital, L.P. 445 Park Avenue New York, New York 10022 (67)	Class I Director of each of the Funds (except IIF)	Since 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and various U.S. registered investment companies managed by MSIM (since July 2001); formerly Vice President of Bankers Trust Company and BT Capital Corporation (1984-1988).	208	Director of various business organizations.

Fergus Reid† 85 Charles Colman Boulevard Pawling, New York 12564 (71)	Class I Director of each of the Funds	Since 2000	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and various U.S. registered investment companies managed by MSIM (since June 1992).	208	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

†	Nominee for election as a Director of one or more Funds at the Meetings. Mr. Robison is a nominee for Director of IIF only.
*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Purcell is Chairman and Chief Executive Officer of Morgan Stanley, of which the Manager is a subsidiary. Mr. Fiumefreedo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Manager. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Manager is a subsidiary.
**	Each class of Directors has a term of office of three years.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Manager, or a person directly or indirectly controlling, controlled by, or under common control with the Manager.

Certain information regarding the officers of the Funds is set forth below:

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years
Mitchell Merin* 1221 Avenue of the Americas New York, NY 10020 (50)	President of the Funds since 2003	President and Chief Operating Officer of MSIM; President, Director and Chief Executive Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chairman and Director of Morgan Stanley Distributors Inc.; Chairman and Director of Morgan Stanley Trust; Director of various Morgan Stanley subsidiaries; President of various U.S. registered investment companies managed by MSIM (since 2003) and the Retail Funds (since May 1999) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee (since May 1999) and President (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison* 1221 Avenue of the Americas New York, New York 10020 (65)	Executive Vice President and Principal Executive Officer of the Funds since 2003; (Formerly, Vice President of the Funds since 1997)	Principal Executive Officer—Office of the Funds (since November 2003); Managing Director of Morgan Stanley & Co. Incorporated, Morgan Stanley and MSIM; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Managing Director and Director of Morgan Stanley Distributors Inc.; Executive Vice President and Principal Executive Officer of the Retail Funds (since April 2003) and various U.S. registered investment companies managed by MSIM; previously President and Director of various U.S. registered investment companies managed by MSIM (March 2001 – July 2003) and Chief Global Operations Officer.

Name, Address and Age	Position with the Funds	Principal Occupations During Past Five Years

Joseph J. McAlinden* 1221 Avenue of the Americas New York, New York 10020 (61)	Vice President of the Funds since 2003	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and MSIM; Director of Morgan Stanley Trust; Chief Investment Officer of the Van Kampen Funds; Vice President of various U.S. registered investment companies managed by MSIM and the Retail Funds (since July 1995).

Barry Fink* 1221 Avenue of the Americas New York, New York 10020 (49)	Vice President of the Funds since 2003	General Counsel (since May 2000) and Managing Director (since December 2000) of MSIM; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of various U.S. registered investment companies managed by MSIM (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997-July 2003) and Vice President and Assistant General Counsel of MSIM and Morgan Stanley Services (February 1997-December 2001).

Stefanie V. Chang* 1221 Avenue of the Americas New York, New York 10020 (37)	Vice President of the Funds since 1997	Executive Director of Morgan Stanley & Co. Incorporated, MSIM and Morgan Stanley Investment Advisors Inc.; Vice President of various U.S. registered investment companies managed by MSIM (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Mary E. Mullin* 1221 Avenue of the Americas New York, New York 10020 (37)	Secretary of the Funds since 1999	Executive Director of Morgan Stanley & Co. Incorporated, MSIM and Morgan Stanley Investment Advisors Inc.; Secretary of various U.S. registered investment companies managed by MSIM (since 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

James W. Garrett* 1221 Avenue of the Americas New York, NY 10020 (35)	Treasurer of the Funds since 2002 and Chief Financial Officer of the Funds since 2003	Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Treasurer (since February 2002) and Chief Financial Officer (since July 2003) of various U.S. registered investment companies managed by MSIM; formerly with PricewaterhouseCoopers LLP (formerly PriceWaterhouse LLP).

Michael Leary 73 Tremont Street Boston, Massachusetts 02108 (38)	Assistant Treasurer of the Funds since 2003	Assistant Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

*	“Interested person” of the Funds within the meaning of the 1940 Act. Messrs. Merin, Robison, McAlinden, Fink and Garrett, Ms. Chang and Ms. Mullin are officers of the Manager.

Based on information furnished by each Independent Director as of April 22, 2004, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the Manager or its affiliates as of such date.

The following tables set forth information regarding the dollar ranges of beneficial ownership of shares in each Fund and in certain registered investment companies, including the Funds, managed by the Manager or an affiliate and held out to investors as related companies for purposes of investment and investor services (the “Family of Investment Companies”) owned by the Directors of the Funds and each nominee for election as a Director, as of April 22, 2004. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the relevant Fund’s shares as of April 22, 2004.

Name of Directors	APF	RNE	MSD	MGB	MSY	TTF	TKF	MF	MSF	IIF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies (2) (3)
Independent Directors
Fiumefreddo(1)	None	None	None	None	None	None	None	None	None	None	Over $100,000
Higgins(1)	None	None	None	None	None	None	None	None	None	None	Over $100,000
Robison(1)	None	None	None	None	None	None	None	None	None	None	None
Bouic	None	None	None	None	None	None	None	None	None	None	None
Bozic	None	None	None	None	None	None	None	None	None	None	Over $100,000
Garn	None	None	None	None	None	None	None	None	None	None	Over $100,000
Hedien	None	None	None	None	None	None	None	None	None	None	Over $100,000
Johnson	None	None	None	None	None	None	None	None	None	None	Over $100,000
Kearns(4)	None	None	None	None	None	None	None	None	None	None	Over $100,000
Kumar	None	None	None	None	None	None	None	None	None	None	None
La Musse	None	None	None	None	None	None	None	None	None	None	None
Nugent	None	None	None	None	None	None	None	None	None	None	Over $100,000
Reid(4)	$10,001- $50,000	None	None	None	None	None	None	None	$10,001- $50,000	None	Over $100,000

(1)	“Interested person” of the Fund within the meaning of the 1940 Act.
(2)	This information has been furnished by each Director and nominee. The dollar values in this table are based upon the market price of the Fund’s shares as of April 22, 2004.
(3)	The term “Family of Investment Companies” refers to certain registered investment companies, including the Funds, which are advised by the Manager or an affiliate and are held out to investors as related companies for purposes of investment and investor services.
(4)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or various U.S. registered investment companies managed by MSIM (or portfolios thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

Compensation of Directors and Officers

Certain of the Independent Directors have entered into a deferred fee arrangement (the “Fee Arrangement”) with the Funds, pursuant to which such Director may defer to a later date the receipt of the Director’s fees. The deferred fees owed by the Funds are credited to a bookkeeping account maintained by the Funds on behalf of such Director. Through December 31, 2003, such credited amounts accrued income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Funds or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method was elected by the Director. Effective April 1, 2004, the Fee Arrangement has been modified. As of such date, amounts deferred pursuant to the Fee Arrangement accrue income from and after such date (or after the date of credit, for amounts subsequently deferred) in an amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested in the shares of one or more (up to a maximum of four) of 15 funds provided as investment options under the Fee Arrangement and selected by the Director.

Under the Fee Arrangement, deferred Director’s fees (including the return accrued thereon) will become payable by the Funds in cash upon such Director’s resignation from the Board of Directors of each Fund in a lump sum or in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such

Director’s resignation occurred. In the event of a Director’s death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director’s right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of each Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director’s service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund’s assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSIM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

Set forth below are tables showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by MSIM or any investment companies that have an investment adviser that is an affiliated person of MSIM (collectively, the “Fund Complex”) for their services as Directors of such investment companies for the fiscal year ended December 31, 2003 (October 31, 2003 for TKF). In all cases, there were no pension or retirement benefits accrued as part of any Fund’s expenses.

The amounts reflected in the following tables include amounts paid by the Fund Complex for services rendered during the fiscal year ended in 2003 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors and nominees during such fiscal year.

Name of Directors	APF	RNE	MSD	MGB	MSY	TTF	TKF	MF	MSF	IIF	Total Compensation from Funds and Fund Complex Paid to Directors (2) (3)
Fiumefreddo(1)	$253	$66	$141	$20	$50	$53	$21	$34	$154	None	$360,000
Higgins(1)	None	None	None	None	None	None	None	None	None	None	None
Robison(1)	None	None	None	None	None	None	None	None	None	None	None
Bouic	None	None	None	None	None	None	None	None	None	13,875	13,875
Bozic(4)	204	50	109	16	39	39	16	26	114	None	164,400
Garn(4)	204	50	109	16	39	39	16	26	114	None	164,400
Hedien	204	50	109	16	39	39	16	26	114	None	164,300
Johnson	271	68	148	21	52	52	21	35	155	None	228,213
Kearns(3)	932	225	536	77	191	166	76	135	548	None	166,710
Kumar	None	None	None	None	None	None	None	None	None	2,967	2,967
La Musse	None	None	None	None	None	None	None	None	None	14,625	14,625
Nugent(4)	994	250	565	85	198	179	81	146	583	None	277,441
Reid(3)	927	224	535	76	189	166	76	134	546	405	149,299

(1)	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds.
(2)	Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Funds, which are part of the Fund Complex, a portion of which was paid in 2004.
(3)	Amounts shown in this table include certain amounts deferred by Messrs. Kearns and Reid pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Kearns and Reid, please refer to the table on the following page.
(4)	Messrs. Bozic, Garn and Nugent are participants in a retirement program adopted by certain of the Retail Funds (the “Adopting Funds”) pursuant to which they are entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on their lengths of service. As of the calendar year ended December 31, 2003, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,842 and $47,838, respectively for Bozic, $35,306 and $47,877, respectively for Garn and $36,265 and $62,646, respectively for Nugent.

The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Funds and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name of Directors	APF	RNE	MSD	MGB	MSY	TTF	TKF	MF	MSF	IIF	Total Deferred Compensation from Funds and Fund Complex
Kearns	$695	$166	$407	$59	$146	$121	$58	$104	$413	None	$430,361
Reid	None	None	None	None	None	None	None	None	None	131	$600,512

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund’s By-Laws, except for TTF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of Directors of each Fund recommends that you vote “FOR” the election of the nominees as Directors for that Fund set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at April 22, 2004. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
APF	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 shares with sole voting power and sole dispositive power(1)	8.30%

	Wachovia Corporation One Wachovia Center Charlotte, North Carolina 28288-0137	2,206,516 shares with sole voting power and 2,223,441 with sole dispositive power(2)	6.20%

TKF	United Nations Joint Staff Pension Fund United Nations, New York 10017	650,000 shares with shared voting power and shared dispositive power(3)	9.23%

	Fiduciary Trust Company International Rockefeller Center 600 Fifth Avenue New York, New York 10020	650,000 shares with shared voting power and shared dispositive power(4)	9.23%

	Kuwait Investment Authority P.O. Box 38346 Dahieh Abdullah Al Salem Kuwait City, Kuwait 72254	900,000 shares with sole voting power and sole dispositive power(5)	12.87%

MSF	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036	504,154 shares with shared voting power and shared dispositive power; 607,166 shares with shared dispositive power but no voting power(6)	5.18%

	Wachovia Corporation One Wachovia Center Charlotte, North Carolina 28288-0137	995,489 shares with sole voting power and 997,441 shares with sole dispositive power and 1,000 shares with shared dispositive power(7)	5.38%

	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10020	3,038,500 shares with sole and sole dispositive power(8)	16.00%

(1)	Based on a Schedule 13G/A filed with the Commission on January 24, 2003.
(2)	Based on a Schedule 13G/A filed with the Commission on February 11, 2004.
(3)	Based on a Schedule 13G/A filed with the Commission on February 1, 1996.
(4)	Based on a Schedule 13D filed with the Commission on February 3, 1997.
(5)	Based on a Schedule 13D filed with the Commission on November 2, 1992.
(6)	Based on a Schedule 13G/A filed with the Commission on February 5, 1999.
(7)	Based on a Schedule 13G/A filed with the Commission on February 11, 2004.
(8)	Based on a Schedule 13G/A filed with the Commission on February 17, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that each Fund’s executive officers and directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee (all Funds except IIF)

At a meeting held on February 26, 2004, the Board of Directors of each Fund, including a majority of the Directors who are not “interested persons,” as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2004 (October 31, 2004 for TKF). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund’s financial statements for the fiscal year ended December 31, 2003 (October 31, 2003 for TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 (October 31, 2003 for TKF) be included in the Fund’s most recent annual report.

Dr. Manuel H. Johnson, Chairman of the Audit Committee
Joseph J. Kearns, Vice Chairman of the Audit Committee
Fergus Reid, Member of the Audit Committee
Michael Bozic, Member of the Audit Committee
Edwin J. Garn, Member of the Audit Committee Wayne E. Hedien, Member of the Audit Committee

Report of the Audit Committee of IIF only

At a meeting held on April 22, 2004, the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons,” as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2004. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund’s financial statements for the fiscal year ended December 31, 2003 were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Fund’s most recent annual report.

Joseph J. Kearns, Chairman of the Audit Committee
Gaetan Bouic, Member of the Audit Committee
Hazareesing Ravindranath Santosh Kumar, Member of the Audit Committee
Marie Joseph La Musse, Member of the Audit Committee
Fergus Reid, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the fiscal years ended December 31, 2003 and 2002 (October 31, 2003 and 2002 for TKF) are set forth below:

	2003	2002
APF	$55,105	$53,500
RNE	$64,375	$62,500
MSD	$69,525	$67,500
MGB	$45,217	$43,900
MSY	$44,805	$43,500
TTF	$34,505	$33,500
TKF	$39,655	$38,500
MF	$34,505	$33,500
MSF	$89,507	$86,900
IIF	$99,395	$96,500

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund’s financial statements for the fiscal years ended December 31, 2003 and 2002 (October 31, 2003 and 2002 for TKF), except for APF which paid audit-related fees in the amount of $7,500 and $6,000, respectively, for the translation of financial statements for certain foreign regulatory filing requirements.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2003 and 2002 (October 31, 2003 and 2002 for TKF) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2003	2002
APF	$2,575	$2,500
RNE	$2,575	$2,500
MSD	$2,575	$2,500
MGB	$3,193	$3,100
MSY	$2,575	$2,500
TTF	$2,575	$2,500
TKF	$2,575	$2,500
MF	$2,575	$2,500
MSF	$3,193	$3,100
IIF	$2,575	$2,500

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2003 and 2002 (October 31, 2003 and 2002 for TKF).

Audit Committee Pre-approval

Each Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit and the tax services described above for which Ernst & Young LLP billed each of the Funds’ fees for the fiscal year ended December 31, 2003 (October 31, 2003 for TKF) were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Manager and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Manager and to any entities controlling, controlled by or under common control with the Manager for the fiscal years ended December 31, 2003 and 2002 amounted to $598,000 and $774,000, respectively. Such services for the 2003 and 2002 fiscal years included: (i) audit-related fees of $93,000 and $98,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled “Reports on the Processing of Transactions by Service Organizations” and (ii) all other fees of $505,000 and $676,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Stockholders will have the opportunity to make a statement if they desire to do so and the representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

A stockholder’s proposal intended to be presented at a Fund’s Annual Meeting of Stockholders in 2005 must be received by such Fund on or before December 22, 2004 in order to be included in the Fund’s proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund’s Annual Meeting of Stockholders in 2005, without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 7, 2005 and not later than April 6, 2005, in the manner and form required by that Fund’s By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any stockholder of such Fund requesting such By-Laws. Requests for a Fund’s By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

MARY E. MULLIN
Secretary

Dated: May 13, 2004

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

APPENDIX A

CHARTER

OF THE

AUDIT COMMITTEE

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003

The Board of Directors/Trustees of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP listed on the attached Exhibit I (each a “Fund” and, collectively, the “Funds”) has adopted and approved this charter for the audit committee of the Board of each Fund (the “Audit Committee”).

1.	Structure And Membership of the Audit Committee

1.01.	Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a “disinterested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds’ Boards or Committees of the Boards.

1.02.	Financially Literate

Each member of the Audit Committee shall be “financially literate,” as such term is interpreted by the Fund’s Board in its business judgment.

1.03.	Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2.	Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the “Auditor”) only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

2.01.	Independence Certification

(a) The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

2.02.	Employment Relationships

(a) “Cooling Off” Period

The lead partner, the concurring partner, and any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for a Fund, may not accept a financial reporting oversight role with any entity in the Fund Complex within one year after the commencement of audit procedures for a Fund.

(b) Definitions

•	“audit engagement team” means all partners, principals, shareholders and professional employees participating in an audit, review, or attestation engagement for any of the Funds, including audit partners and all persons who consult with members of the team during the engagement regarding technical or industry-specific issues, transactions or events.

•	“audit partner” means a partner of the Auditor who is a member of the audit engagement team and has responsibility for decision-making on significant audit, accounting and reporting matters that affect the financial statements of a Fund or who maintains regular contact with the Funds’ management and the Audit Committee.

•	“financial reporting oversight role” means a role in which a person is in a position to, or does, exercise influence over the contents of the financial statements of any of the Funds or anyone who prepares them.

•	“Fund Complex” includes the Funds, their investment advisor and persons controlling, controlled by, or under common control with, the investment adviser.

2.03.	Partner Rotation

The lead partner and the concurring partner of the Auditor may not perform any audit, review or attest services for a Fund after five consecutive years of service for any entity in the Fund Complex and, after rotating out, may not again provide audit services for any Fund until a “time-out” period of five more years has elapsed.

Other audit partners are required to rotate out after seven years of consecutive service for any entity in the Fund Complex and may not return until after a two-year time-out period.

2.04.	Compensation for Sales Activities

No audit partner, other than a specialty partner, of the Auditor may receive compensation at any point during the engagement period based on the procurement of engagements with any entity in the Fund Complex to provide any products or services other than audit, review or attest services.

2.05.	Prohibited Non-Audit Services

Neither the Auditor nor any person associated with the Auditor may provide any of the following non-audit services to any of the Funds:

•	bookkeeping or other services relating to the accounting records or financial statements of a Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal and expert services unrelated to the audit;

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) determines, by regulation, is impermissible.

2

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations.

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.	The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and rules promulgated by the Securities and Exchange Commission (the “SEC”) under the S-O Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934 (the “Exchange Act”)); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Boards’ independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor’s independence;

•	review the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

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•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

•	review and discuss the Fund’s audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC’s promulgation of final rules governing such procedures pursuant to the S-O Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund;

•	report its actions to the Boards of Directors/Trustees of the Funds, make and keep minutes of its meetings and provide copies thereof to the Boards;

•	perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

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5.02.	Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent directors/trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.	Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of the Fund’s financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet at least twice each calendar year, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.	Review of Charter

(a)	The Audit Committee shall review and assess the adequacy of this Charter annually.

(b)	Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

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APPENDIX B

JOINT GOVERNANCE COMMITTEE CHARTER

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

1.	MISSION STATEMENT

The Governance Committee (the “Governance Committee”) is a committee of the Board of Trustees/Directors (referred to herein as the “Trustees” and collectively as the “Board”) of each Fund listed in the attached Exhibit A. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a “disinterested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds’ Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the “Independent Trustees.”

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

[1]	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms “Governance Committee,” “Trustees” and “Board” mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (“NYSE”) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (“SOX”) and the rules thereunder, the Investment Company Act of 1940, as amended (“the 1940 Act”), and the NYSE;

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

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In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

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PROXY CARD

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.

1221 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 22, 2004 at the Annual Meeting of Stockholders to be held on June 22, 2004, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 13, 2004.

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

June 22, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible. –OR-

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your Control number (or “Company number and Account number”) and Proxy Card available when you call.

Company Number
Account Number
Control Number

Please detach and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	Election of the following nominees as Directors:

NOMINEES
☐	FOR ALL NOMINEES	☐	Wayne E. Hedien	Class III
		☐	Dr. Manuel H. Johnson	Class III
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	James F. Higgins	Class III

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for the election of the nominees as Directors for the Fund.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder                  Date:                  Signature of Stockholder:                      Date:

Note:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.